OTHER FINANCIAL ITEMS, NET	12 Months Ended
Dec. 31, 2011
OTHER FINANCIAL ITEMS, NET [Abstract]
OTHER FINANCIAL ITEMS, NET
7.	OTHER FINANCIAL ITEMS, NET

(in thousands of $)	2011	2010	2009
Mark-to-market adjustment for interest rate swap derivatives (see note 28)	(10,057)	(5,295)	17,385
Interest rate swap cash settlements (see note 28)	(14,201)	(13,018)	(13,976)
Mark-to-market adjustment for foreign currency derivatives (see note 28)	(1,417)	(6,996)	31,045
Foreign exchange gain (loss) on capital lease obligations and related restricted cash, net	182	4,581	(12,959)
Gain on termination of equity swap derivatives (net mark-to-market adjustment) (see note 28)	-	-	17,603
Financing arrangement fees and other costs	(930)	(6,743)	(1,305)
Loss on termination of lease financing arrangements	-	(7,777)	-
Amortization of deferred financing costs	(1,484)	(1,348)	(1,287)
Foreign exchange loss on operations	(945)	(1,473)	(6,010)
Other	(234)	(528)	-
	(29,086)	(38,597)	30,496

Finance arrangement fees and other costs of $6.7 million in 2010 arose mainly as a result of the restructuring of the lease financing arrangements relating to the Five Ships Leases in early 2010.  The Five Ships leases refers to leasing transactions that took place in April 2003, involving the sale of five 100 per cent owned subsidiaries to a financial institution in the UK.  The subsidiaries were established in Bermuda, to each own and operate one LNG carrier as their sole asset.  Simultaneous with the sale of the five entities, we leased each of the five vessels under separate lease agreements.  Following the termination of these arrangements in the fourth quarter of 2010, the related deferred financing charges were written off and a loss on termination of $7.7 million arising on the settlement of these obligations was recognized.

The foreign exchange gain (loss) on capital leases and related restricted cash arises as a result of the retranslation of the capital lease obligations and related restricted cash securing those obligations.